UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2014

RETROPHIN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Third Avenue, 22nd Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 837-5863

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 13, 2014, Retrophin, Inc. (the “Company”) reached an agreement on the terms for the sale of the Company’s Vecamyl, oxytocin and ketamine licenses and assets to Turing Pharmaceuticals, which include an up-front payment to the Company of $3,000,000 (the “Sale Transaction”). Martin Shkreli, the Company’s former Chief Executive Officer and director, is the Chief Executive Officer of Turing Pharmaceuticals. The closing of the Sale Transaction is subject to various conditions, including the negotiation and execution of a binding definitive agreement between the Company and Turing Pharmaceuticals and the receipt of necessary third party consents. Upon the execution of a binding definitive agreement between the Company and Turing Pharmaceuticals related to the Sale Transaction the Company will file a Current Report on Form 8-K disclosing the material terms of such agreement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2014, Martin Shkreli resigned as a member of the Company’s Board of Directors and as an employee of the Company, and from any and all other positions that he held with the Company, effective immediately. The Company has agreed that Mr. Shkreli’s resignation as an employee of the Company is for “good reason”, as set forth in the employment agreement dated December 16, 2013 by and between Mr. Shkreli and the Company (the “Employment Agreement”), and therefore Mr. Shkreli will receive the severance and other benefits associated with resignation for good reason, subject to the conditions for the receipt of those benefits set forth in the Employment Agreement.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks are described more fully in the Company’s filings with the Securities and Exchange Commission, including without limitation the Company’s most recent Quarterly Report on Form 10-Q and other documents subsequently filed with or furnished to the Securities and Exchange Commission. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROPHIN, INC.

Dated: October 14, 2014	By:	/s/ Stephen Aselage
	Name:	Stephen Aselage
	Title:	Interim CEO